UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


    Date of Report                                               July 22, 2005
    (Date of earliest event reported)                            July 22, 2005

                           Iowa First Bancshares Corp.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                      Iowa
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)

            2-89283                                     42-1211285
     ----------------------                        ---------------------
    (Commission File Number)                         (I.R.S. Employer
                                                   Identification Number)

   300 East Second Street, Muscatine, Iowa                       52761
   ---------------------------------------                      --------
   Address of principal executive offices)                     (Zip Code)

                                 (563) 263-4221
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     [ ] Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)

     [ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     On July 22, 2005, Iowa First Bancshares Corp. ("Iowa First") issued a press release announcing that Iowa First's board of directors has approved a reverse 1-for-1,000 split of Iowa First's common stock to be followed immediately by a 1,000-for-1 forward split (the "Split Transaction"). If Iowa First's shareholders approve the proposed amendments to Iowa First's articles of incorporation and the Split Transaction is implemented, Iowa First anticipates having fewer than 300 shareholders of record, which would enable Iowa First to voluntarily terminate the registration of its common stock under the Securities Exchange Act of 1934. A copy of the press release issued by Iowa First is attached hereto as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits

      (c)  Exhibits.
           --------

           99.1     Press release, dated July 22, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       IOWA FIRST BANCSHARES CORP.



Dated:  July 22, 2005                  By:  /s/ Kim K. Bartling
                                           -------------------------------------
                                           Kim K. Bartling
                                           Executive Vice President,
                                           Chief Operating Officer and Treasurer